Exhibit 21.1

Subsidiaries of FS Credit Real Estate Income Trust, Inc.

Name of Subsidiary	State of Incorporation or Organization

FS CREIT Finance Holdings	Delaware

FS CREIT Finance WF-1 LLC	Delaware

FS CREIT Finance GS-1 LLC	Delaware

FS CREIT Finance BB-1 LLC	Delaware

FS CREIT Finance MM-1 LLC	Delaware

FS CREIT Finance MS-1 LLC	Delaware

FS CREIT Finance NTX-1 LLC	Delaware

FS CREIT Finance BMO-1 LLC	Delaware

FS CREIT Investments LLC	Delaware

FS Investments Rego Park LLC	Delaware

FS Investments SC Industrial LLC	Delaware

FS CREIT Investments HRR LLC	Delaware

FS Investments Las Colinas LLC	California

FS Investments OPDR Mezz LLC	Delaware

FS Investments Park Central Mezz LLC	Delaware

FS Investments Industrial Portfolio Mezz LLC	Delaware

FS Investments Berkeley Mezz LLC	California

FS CREIT Aurora Mezz LLC	Delaware

FS CREIT Bronx Portfolio Mezz LLC	Delaware

FS CREIT Parkway Vista Mezz LLC	Delaware

FS Investments N Broad Mezz LLC	Delaware

FS CREIT BERKLEY LLC	California

FS CREIT Originator Parent LLC	Delaware

FS CREIT Originator LLC	Delaware

FS CREIT Davis LLC	California

FS CREIT Cottonmill LLC	California

FS CREIT 8378 Melrose LLC	California

FS CREIT Campus 56 LLC	California

FS CREIT 198 Utah LLC	California

FS CREIT Lawrence LLC	California

FS CREIT North Town	California

FS CREIT Plaza Mexico LLC	California

FS CREIT Santa Barbara Portfolio LLC	California

FS CREIT College Ave LLC	California

FS CREIT Industrial Portfolio LLC	California

FS Rialto EII LLC	Delaware

FS Rialto QI LLC	Delaware

FS Rialto Sub-REIT LLC	Delaware

FS Rialto 2019-FL Holder, LLC	Delaware

FS Rialto 2019-FL1 Issuer, Ltd.	Cayman Islands

FS Rialto 2019-FL1 Co-Issuer, LLC	Delaware

FS Rialto 2021-FL2 Holder, LLC	Delaware

FS Rialto 2021-FL2 Issuer, Ltd.	Cayman Islands

FS Rialto 2021-FL2 Co-Issuer, LLC	Delaware

FS Rialto 2021-FL3 Holder, LLC	Delaware

FS Rialto 2021-FL3 Issuer, Ltd.	Cayman Islands

FS Rialto 2021-FL3 Co-Issuer, LLC	Delaware

FS Rialto 2022-FL4 Holder, LLC	Delaware

FS Rialto 2022-FL4 Issuer, LLC	Delaware

FS Rialto 2022-FL5 Holder, LLC	Delaware

FS Rialto 2022-FL5 Issuer, LLC	Delaware

FS Rialto 2022-FL6 Holder, LLC	Delaware

FS Rialto 2022-FL6 Issuer, LLC	Delaware

FS Rialto 2022-FL7 Holder, LLC	Delaware

FS Rialto 2022-FL7 Issuer, LLC	Delaware

FS OD 1 LLC	Delaware

FS OD 2 LLC	Delaware

FS OD 3 LLC	Delaware

FS CREIT Equity Investments LLC	Delaware

FS CREIT 555 Aviation LLC	Delaware

FS CREIT 7 Bushwick Place LLC	Delaware

FS CREIT Equity TRS LLC	Delaware

RSS FSRIA2021-FL2 – CA EFC, LLC	California